Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Completes Acquisition
of G.hn Home Networking and Access Business from Marvell Technology Group Ltd.
Transaction Expands Home Networking Portfolio, Broadens Footprint on Existing Operator Platforms, and Diversifies Connectivity Footprint to Include Large Telecommunications Operators
Carlsbad, Calif. - April 5, 2017 - MaxLinear, Inc. (NYSE:MXL), a leading provider of integrated radio frequency and mixed-signal integrated circuits for the connected home and wired and wireless infrastructure markets, today announced that it has completed its previously announced acquisition of a Marvell Technology Group Ltd. research and development subsidiary in Spain, as well as certain other assets and liabilities related to Marvell’s G.hn business, for $21.0 million in cash.
Management Commentary
“With today’s announcement of the completed acquisition of Marvell’s home networking and access business, we are excited by the progression of our stated goal of expanding our footprint in our existing broadband operator markets. The addition of this world class G.hn technology, combined with our MoCA connectivity portfolio, positions MaxLinear as the undisputed technology leader in the wired whole-home broadband connectivity market, be it coaxial cable, power line, or twisted pair. This acquisition should enable us to bring new levels of cost and power efficiency and greater overall value to our broadband operator partners, while expanding MaxLinear’s connectivity addressable market in a manner consistent with our stated long-term strategy,” commented Kishore Seendripu, Ph.D., Chairman and CEO.
About MaxLinear, Inc.
MaxLinear is a leading provider of radio-frequency and mixed-signal semiconductor solutions for the connected home and wired and wireless infrastructure markets. MaxLinear is headquartered in Carlsbad, California.  For more information please visit www.MaxLinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning the potential impact of our acquisition of Marvell Technology Group Ltd.’s G.hn Home Networking and Access business, including its potential impact on our target markets and MaxLinear’s relative position within those markets. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. The definitive agreement and closing announced today of home networking and access assets from Marvell presents particular risks associated with our ability to integrate the acquired business and maintain relationships with employees, customers, and vendors. In addition, our current expectations with respect to the size of the available market and growth opportunities in future years are subject to substantial management assumptions that are themselves subject to material risks and uncertainties. Additional risks and uncertainties that could affect our assumptions and expectations with respect to the acquisition that also generally affect our business, operating results, financial condition, and stock price, include, intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; uncertainties concerning how end user markets for our products will develop; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; the success of our recently completed and proposed acquisitions; potential decreases in average selling prices for our products; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry; our reliance on a limited number of third party manufacturers; and our lack of long-term supply contracts and dependence on limited sources of supply. In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including those set forth in our most recent Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent Current Reports on Form 8-K. All forward-looking statements are based on estimates, projections and assumptions of management as of the date of this press release, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
MaxLinear, Inc. Investor Relations Contact:
Gideon Massey
Investor Relations Specialist
Tel: 949-333-0056
gmassey@maxlinear.com